AP PRESS ASSOCIATION, INC.
                     Affiliated with The Associated Press

                                                            October 31, 1996


Mr. Laurence Moskowitz
President
Medialink Worldwide
708 Third Avenue
New York, New York 10017

Dear Larry:

    This letter agreement ("Letter Agreement") supplements the amended and restated AP Express Agreement dated November 1, 1992 (collectively, the "Agreement") between Press Association ("PA") and Video Broadcasting Corporation ("Medialink").

    Notwithstanding Section 6.2 of the Agreement, the parties agree to extend the term of the Agreement until November 1, 1999.

     This Letter Agreement will also confirm Medialink's corporate name change from Video Broadcasting Corporation to Medialink Worldwide.

     All other terms and conditions of the Agreement remain in full force and effect.

READ AND AGREED TO BY:

MEDIALINK WORLDWIDE, INC.                   PRESS ASSOCIATION, INC.



BY: /s/ Laurence Moskowitz                  By: /s/ Gregory E. Groce
--------------------------                  ------------------------

Name:   Laurence Moskowitz                  Name:   Gregory E. Groce
Title:  President                           Title:  Asst. Secretary


Date:   Nov. 7, 1996                        Date:   11/18/96
--------------------------                  -------------------------


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